UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2007

Date of report (Date of earliest event reported)

VCG HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-32208	84-1157022
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

390 UNION BLVD, SUITE 540, LAKEWOOD, CO 80228

(Address of principal executive offices, including zip code)

(303) 934-2424

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 7, 2007, VCG Holding Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”), which disclosed a lease for one month with an unrelated third party for the Company’s new restaurant and adult cabaret in Minneapolis, Minnesota. The purpose of the lease was a bridge lease until the purchase of the property was completed. The bridge lease and purchase agreement for the property are included as Exhibits 10.52 and 10.53, respectively, of the Original 8-K. The property was purchased on June 29, 2007 by 4th Street Partnership, LLLP, an entity in which the Company is the general partner holding an equity interest equal to .01%, and the bridge lease was therefore simultaneously terminated. The terms of the new lease are described below.

On June 29, 2007, 4th Street Partnership, LLLP, a Minnesota limited liability limited partnership (the “Landlord”), and Classic Affairs, Inc. (“Classic”), a wholly owned subsidiary of the Company, entered into a twenty year lease agreement for the property, in Minneapolis, Minnesota for the purposes of operating the Company’s restaurant and adult cabaret (the “Lease”). The Landlord will lease the premises to Classic in consideration for $300,000 per annum (or $25,000 per month) during the first five years of the Lease, $333,000 per annum (or $27,750 per month) during the second five years of the Lease, $360,000 per annum (or $27,750 per month) during the third five years of the Lease, and $396,000 per annum (or $33,000 per month) during the fourth and final five years of the Lease. The obligations of Classic under the Lease are guaranteed by the Company, pursuant to a Guaranty Agreement executed in connection with the Lease. The Lease contains other terms and provisions which are customary for a lease of this nature. The Company’s Board of Directors and Audit Committee thereof have reviewed and approved the terms and conditions of the Lease.

The foregoing is a summary description of the terms of the Lease and by its nature is incomplete. It is qualified in the entirety by the text of the Lease, a copy of which is filed as Exhibit 10.55 to this Current Report on Form 8-K/A. All readers are encouraged to read the entire text of the Lease attached hereto.

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Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit No.	Exhibit Title
	Exhibit 10.55	Lease between Classic Affairs, Inc. and 4th Street Partnership, LLLP, dated June 29, 2007

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VCG HOLDING CORP.

Date: July 11, 2007	By:	/s/ Donald W. Prosser
	Name:	Donald W. Prosser
	Title:	Chief Financial and Accounting Officer

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